UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

HUNT COMPANIES FINANCE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Park Avenue, 19th Floor

New York, New York 10169

(Address of principal executive offices)

(212) 521-6323

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, $0.01 par value	Trading Symbol(s) HCFT	Name of each exchange on which registered New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of Hunt Companies Finance Trust, Inc. (the “Company”) was held on June 17, 2020. A quorum was present at the meeting, as required by the Company’s Third Amended and Restated Bylaws. The stockholders of the Company voted to (i) re-elect James C. Hunt, Neil A. Cummins, James P. Flynn, William A. Houlihan and Walter C. Keenan to the Board of Directors to serve until the next annual meeting or until their respective successors are duly elected, (ii) approve, on an advisory basis, the compensation of the named executive officers of the Company, as described in the proxy statement for the Company’s Annual Meeting and (iii) ratify the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.  As to these matters, the numbers of votes cast for or against, as well as the number of abstentions and broker non-votes, are as set forth below:

1.	Each of the five nominees listed below was elected, without contest, as a member of the Board of Directors of the Company at the Annual Meeting, to serve as a director until the next annual meeting of stockholders or until his or her respective successor has been duly elected. The voting results for each of the nominees for director were as follows:

Nominee	For	Withheld	Broker Non-Votes
James C. Hunt	13,754,476	517,558	7,755,682
Neil A. Cummins	13,561,280	710,754	7,755,682
James P. Flynn	13,976,675	295,359	7,755,682
William A. Houlihan	13,535,990	736,044	7,755,682
Walter C. Keenan	13,610,887	661,147	7,755,682

2.	Approval, on an advisory basis, of the compensation of the named executive officers of the Company, as described in the proxy statement for the Company’s Annual Meeting:

For	Against	Abstained	Broker Non-Votes
13,456,406	629,086	186,542	7,755,682

3.	Ratification of the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstained	Broker Non-Votes
21,839,400	106,459	81,857	N/A

Item 7.01	Regulation FD Disclosure.

On June 17, 2020, the Company issued a press release (the “Release”) announcing the declaration of a cash dividend of $0.075 per share of common stock with respect to the second quarter of 2020, as further described in the Release. A copy of the Release is furnished herewith as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Exhibits.

 (d)       Exhibits.

99.1	Press Release of Hunt Companies Finance Trust, Inc., dated June 17, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hunt Companies Finance Trust, Inc.

Date: June 18, 2020	By:	/s/ James A. Briggs
James A. Briggs
Chief Financial Officer